UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________________
FORM 8-K
_____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 28, 2012

_____________________________________________
ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

_____________________________________________

Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 404-853-1400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 2, 2012, Acuity Brands, Inc. (the “Company”) issued a press release containing information about the Company's results of operations for its fiscal quarter and year ended August 31, 2012. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 28, 2012, the Board of Directors of Acuity Brands, Inc. elected Dominic J. Pileggi to the Board of Directors, effective the same day. Mr. Pileggi was elected to the class of directors whose term expires at the annual meeting for fiscal year 2013. Mr. Pileggi was appointed to serve on the Governance and Audit Committees of the Board. He will participate in the standard nonemployee director compensation arrangements described in the Company's 2011 proxy statement. Mr. Pileggi is the Chairman of Thomas & Betts Corporation (Thomas & Betts), a North American leader in low voltage products, a position he has held since January 2006. He held the position of Chief Executive Officer of Thomas & Betts from 2004 until ABB's recent acquisition of the firm in May 2012.
The total of number of directors of the Company remains at nine as Mr. Pileggi fills the director vacancy resulting from the recent passing of Neil Williams. A copy of the press release announcing the election of Mr. Pileggi was issued on September 28, 2012, and is attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference in its entirety.
Item 8.01. Other Events.
On September 28, 2012, the Board of Directors declared a quarterly dividend of 13 cents per share and announced that it will hold its annual meeting of stockholders on January 4, 2013. A copy of the related press release is attached as exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated October 2, 2012.
99.2	Press Release dated September 28, 2012.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 2, 2012

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Richard K. Reece
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated October 2, 2012 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated September 28, 2012 (Filed with the Commission as part of this Form 8-K).